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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements of Applied Power Inc. on Form S-3 No. 333-47493 and on Forms S-8 No. 33-18140, No. 33-21250, No. 33-24197, No. 33-38719, No. 33-38720, No. 33-62658, No. 333-42353
and No. 333-46469 of our report dated May 11, 1998, appearing in the Annual Report on Form 10-K of ZERO Corporation for the year ended March 31, 1998.


DELOITTE & TOUCHE LLP

Los Angeles, California
August 12, 1998

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